UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	March 17, 2016

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130, P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On March 17, 2016, the Board of Directors of 1st Constitution Bancorp (the “Company”) approved an amendment to Section 2 of Article II of the by-laws of the Company (the “By-laws”), effective immediately, to provide that no person who has reached seventy five (75) years of age will be eligible for election or re-election as a director.  Prior to such amendment, Section 2 of Article II of the By-laws stated that no person who has reached seventy (70) years of age will be eligible for election or re-election as a director.

A conformed copy of the By-laws, as amended, is filed herewith as Exhibit 3(ii)(A).  A copy of the amendment to the By-laws is filed herewith as Exhibit 3(ii)(B) and is incorporated herein by reference.

Item 9.01.                Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Title

3(ii)(A)	By-laws of 1st Constitution Bancorp, as amended (conformed copy)

3(ii)(B)	1st Constitution Bancorp Amendment No. 3 to By-laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: March 23, 2016	By:	/s/ STEPHEN J. GILHOOLY
	Name:	Stephen J. Gilhooly
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

3(ii)(A)	By-laws of 1st Constitution Bancorp, as amended (conformed copy)

3(ii)(B)	1st Constitution Bancorp Amendment No. 3 to By-laws